SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 28, 2012

RUDDICK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800

Charlotte, North Carolina 28202

(Address of principal executive offices, including zip code)

(704) 372-5404

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

By action taken on March 28, 2012 by the Board of Directors (the “Board”) of Ruddick Corporation (the “Registrant”), effective April 2, 2012, the Board appointed Thomas W. Dickson as Chairman of the Board and Chief Executive Officer of the Registrant, previously having served as Chairman of the Board, President and Chief Executive Officer, and appointed Frederick J. Morganthall, II, as President and Chief Operating Officer of the Registrant, previously having served as President of the Registrant’s subsidiary, Harris Teeter, Inc.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) Amendment to Articles of Incorporation

On March 29, 2012, the Registrant, pursuant to the authorization granted by its shareholders at the February 16, 2012 Annual Meeting of Shareholders and by the Board, filed with the North Carolina Secretary of State Articles of Amendment (the “Articles of Amendment”) to the Registrant’s Restated Articles of Incorporation dated December 14, 2000, pursuant to which the Registrant will change its name from “Ruddick Corporation” to “Harris Teeter Supermarkets, Inc.” (the “Name Change”). The Articles of Amendment and the Name Change will be effective as of 12:01 a.m. on Monday, April 2, 2012.

A copy of the Articles of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference herein.

(b) Amended and Restated Bylaws

On March 28, 2012, the Board adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective Monday, April 2, 2012, which amends and modifies the Registrant’s existing amended and restated bylaws in the following respects:

(1) changes the name of the corporation to “Harris Teeter Supermarkets, Inc.” from “Ruddick Corporation”;

(2) changes the Registrant’s principal office to 701 Crestdale Road, Matthews, North Carolina 28105 from 301 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202;

(3) creates the separate positions of (a) Chief Executive Officer and (b) President, from the prior position of a President which was deemed to be the chief executive officer, and related changes resulting therefrom;

(4) changes the Registrant’s fiscal year end as described below;

(5) amends certain provisions to modernize the terminology used to describe certain actions taken by electronic means to conform to the North Carolina Business Corporation Act, including provisions related to notices of Board or shareholders meetings sent via electronic means, electronic signatures, written consent to actions taken in electronic form, and shareholder information and stock transfer books being stored in electronic form; and

(6) updates the date of the annual meeting of shareholders to the third Thursday in February of each year at 10:00 a.m. or such other time or day as the Board may determine.

The amendments contained in the Amended and Restated Bylaws did not require shareholder approval. The foregoing description of the Registrant’s Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and incorporated by reference herein.

(c) Change in Fiscal Year End

Pursuant to the Registrant’s Amended and Restated Bylaws, effective April 2, 2012, the Registrant’s new fiscal year end will be the Tuesday closest to September 30 of each year, commencing with the 2012 fiscal year, which will end on Tuesday, October 2, 2012. Previously, the Registrant’s fiscal year end was the Sunday closest to September 30 of each year. Because the change in fiscal year end represents a change of only two days, a report regarding the transition period is not required.

ITEM 8.01 OTHER EVENTS.

On March 28, 2012, the Registrant issued a press release relating to the Registrant’s new officer appointments, Name Change, change in NYSE ticker symbol from “RDK” to “HTSI”, and Amended and Restated Bylaws, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Articles of Amendment, effective April 2, 2012, to the Restated Articles of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant, effective April 2, 2012.

99.1	Press Release disseminated on March 28, 2012 by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By: /S/ JOHN B. WOODLIEF

John B. Woodlief

Vice President – Finance and Chief

  Financial Officer

Dated: March 30, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Articles of Amendment, effective April 2, 2012, to the Restated Articles of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant, effective April 2, 2012.

99.1	Press Release disseminated on March 28, 2012 by the Registrant.